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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed Registration Statements File Nos. 333-13079, 333-33829 and 333-50929.

                                        /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
May 14, 1998